                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           KOBRICK INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           KOBRICK INVESTMENT TRUST
                                 P.O. Box 9139
                       Boston, Massachusetts 02266-9139
                                (888) 523-8631

                           Notice of Special Meeting
                           To Be Held June 29, 1999

     To the shareholders of Kobrick Growth Fund, Kobrick Capital Fund and Kobrick Emerging Growth Fund (each, a "Fund" and collectively, the "Funds"), each a separate diversified series of Kobrick Investment Trust (the "Trust"), an open-end management company, for a Special Meeting of each Fund to be held on June 29, 1999:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of each Fund, will be held on June 29, 1999, at 10:00 a.m., Eastern Daylight Savings, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Counsel to the Trust, One Financial Center, 41st Floor, Boston, Massachusetts 02111. At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote:

1. To approve a new Investment Management Agreement between each Fund and a newly formed entity to be called Kobrick Funds LLC ("New Kobrick Adviser") pursuant to which New Kobrick Adviser will act as adviser with respect to the assets of each Fund, to become effective upon the acquisition of the assets of the existing Kobrick Funds LLC (which will be renamed concurrently with the completion of this transaction) by New Kobrick Adviser;

2. Ratification of the selection by the Board of Trustees of PricewaterhouseCoopers LLP as the independent accountants for the Trust for the fiscal year ending September 30, 1999; and

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on June 1, 1999 are entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund will vote separately to approve proposal no. 1, but will vote together with respect to the approval of proposal no. 2. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. IF YOU ARE AN INVESTOR IN MORE THAN ONE FUND, YOU SHOULD FILL OUT A PROXY CARD FOR EACH FUND. If you attend the Meeting, you may change your vote at that time.

                                    By Order of the Board of Trustees

                                    Frederick R. Kobrick
                                    President
Boston, Massachusetts
June __, 1999

                           KOBRICK INVESTMENT TRUST
                                 P.O. Box 9139
                       Boston, Massachusetts 02266-9139
                                (888) 523-8631


                                PROXY STATEMENT


     To the shareholders of Kobrick Growth Fund, Kobrick Capital Fund and Kobrick Emerging Growth Fund (each, a "Fund" and collectively, the "Funds"), each a separate diversified series of Kobrick Investment Trust (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of each Fund to be held on June 29, 1999:

     This Proxy Statement is furnished by the Trust to the shareholders of each Fund. This Proxy Statement is furnished on behalf of the Trust's Board of Trustees in connection with each Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of each Fund (the "Meeting") to be held on June 29, 1999 at 10:00 a.m., Eastern Daylight Savings, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Counsel to the Trust, One Financial Center, 41st Floor, Boston, Massachusetts 02111 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is June __, 1999. At the Meeting, the shareholders of each Fund will be asked:

     1. To approve a new investment advisory agreement between each Fund and a newly formed entity to be called Kobrick Funds LLC ("New Kobrick Adviser") pursuant to which New Kobrick Adviser will act as adviser with respect to the assets of each Fund, to become effective upon the acquisition of the assets of the existing Kobrick Funds LLC (which will be renamed concurrently with the completion of this transaction) ("Existing Kobrick Adviser") by New Kobrick Adviser;

     2. Ratification of the selection by the Board of Trustees of PricewaterhouseCoopers LLP as the independent accountants for the Trust for the fiscal year ending September 30, 1999; and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of each Fund will vote separately to approve proposal no. 1, but will vote together with the shareholders of all Funds with respect to the approval of proposal no. 2.

     Any voting instructions given to a Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of each Fund held of record by such persons. Existing Kobrick Adviser, of which New Kobrick Advisor is a wholly owned subsidiary, may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by Existing Kobrick Adviser and not by any Fund or the Trust. Broker non-votes will not count as votes present at the Meeting.

     If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of proposal no. 1 (or abstained) and vote against adjournment all proxies that voted against proposal no. 1.

     Shareholders of each Fund at the close of business on June 1, 1999 will be entitled to be present and vote at the Meeting. As of that date, there were:
2,973,606 shares of Kobrick Growth Fund, 5,962,557 shares of Kobrick Capital Fund and 2,931,473 shares of Kobrick Emerging Growth Fund outstanding and entitled to vote, representing total net assets of approximately $43,503,900, $98,739,900 and $44,646,300, respectively.

     To the knowledge of the Trust's management, at the close of business on June 1, 1999 the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

     To the knowledge of the Trust's management, before the close of business on June 1, 1999, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were as follows:


     Name and Address                        Shares Held and Percent of Class
     ----------------                        --------------------------------

                              Kobrick Growth Fund
                              -------------------

     Cendant Corporation                                    2,448,936
     6 Sylvan Way                                               82.36%
     Parsippany, New Jersey 07054


                         Kobrick Emerging Growth Fund
                         ----------------------------

     Cendant Corporation                                    1,941,265
     6 Sylvan Way                                               66.22%
     Parsippany, New Jersey 07054

     Charles Schwab & Company                            393,794
     Special Custody Account For The                       13.43%
     Exclusive Benefit of Customers
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.                   156,791
     For The Exclusive Benefit of its                       5.35%
     Customers
     200 Liberty Street
     1 World Financial Center
     New York, NY  10281-1003

                             Kobrick Capital Fund
                             --------------------

     Cendant Corporation                               2,484,217
     6 Sylvan Way                                          41.66%
     Parsippany, New Jersey 07054

     National Financial Services Corp.                 1,005,465
     For The Exclusive Benefit of its                      16.86%
     Customers
     200 Liberty Street
     1 World Financial Center
     New York, NY  10281-1003

     Charles Schwab & Company                            720,481
     Special Custody Account For The                       12.08%
     Exclusive Benefit of Customers
     101 Montgomery Street
     San Francisco, CA  94104-4122

     NationsBanc Montgomery Securities                   508,647
     110-78847-18                                           8.53%
     600 Montgomery Street
     San Francisco, CA  94111-2702

     Cendant Corporation has expressed its intent to vote all of its shares in each fund in favor of approving the New Advisory Agreement.

     Each Fund's current investment adviser is the existing Kobrick Funds LLC, 101 Federal Street, Boston, Massachusetts 02110. Each Fund's distributor is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109. Each Fund's administrator is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR proposal no. 1 and FOR proposal no. 2, and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                PROPOSAL NO. 1:
                                ---------------
                     APPROVAL OR DISAPPROVAL OF INVESTMENT
                          ADVISORY AGREEMENT BETWEEN
                         EACH FUND AND THE NEW ADVISER

Background
----------

     The Meeting has been called primarily for the purpose of considering a new advisory agreement for each Fund as a result of a proposed transaction (the "Proposed Transaction") whereby New Kobrick Advisor would acquire substantially all of the assets, subject to certain liabilities, of Existing Kobrick Adviser, the current investment adviser of each Fund. New Kobrick Adviser would carry on the business of Existing Kobrick Adviser under the name Kobrick Funds LLC (New Kobrick Adviser is hereinafter sometimes referred to as the "Adviser") (Existing Kobrick Adviser will be renamed concurrently with the completion of this transaction). The Proposed Transaction represents an ownership change of the Fund's investment adviser and, as such, has the effect of terminating the existing Investment Advisory Agreement with respect to each Fund. Accordingly, shareholders of each Fund are being asked to approve a new Agreement with the New Kobrick Adviser (the "New Advisory Agreement") with respect to the relevant Fund. Except for different effective and termination dates, the terms of the New Advisory Agreement are identical in all material respects to the terms of the Existing Advisory Agreement. The Trust's Board of Trustees has approved the New Advisory Agreement, subject to approval by the shareholders of each Fund, to become effective on the consummation of the Proposed Transaction.

Existing Advisory Agreement
---------------------------

     Existing Kobrick Adviser currently serves as the adviser for each Fund under an Investment Advisory Agreement (the "Existing Advisory Agreement") dated December 22, 1997. The Existing Advisory Agreement provides for its automatic termination in the event of a legal assignment. A change in ownership of Existing Kobrick Adviser would, therefore, terminate the Existing Advisory Agreement. The initial shareholder of the Kobrick Capital Fund and the Kobrick Emerging Growth Fund approved the Existing Advisory Agreement on December 22, 1997. The Board of Trustees of the Trust, including a majority of the "non-interested" Trustees, approved the amendment of the Existing Advisory Agreement to include the Kobrick Growth Fund as of September 1, 1998. Under the Existing Advisory Agreement, Existing Kobrick Adviser is entitled to receive from each Fund a monthly advisory fee computed daily at the annual rate of 1.00% of the average value of the net assets of each Fund as determined at the close of business each day of the month.

New Advisory Agreement
----------------------

     Except for different effective and termination dates, the terms of the New Advisory Agreement are identical in all material respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Advisory Agreement, the Adviser will provide certain investment advisory services to each Fund, including selecting portfolio securities for investment by the Trust on behalf of the Funds, purchasing and selling securities of the Funds, and upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions in accordance with the terms and provisions of the New Advisory Agreement. In providing portfolio management services to the Funds, the Adviser shall be subject to such investment restrictions as are set forth in the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, the Internal Revenue Code of 1986, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Trust applicable to the Funds.

     As compensation for its services to each Fund under the New Advisory Agreement, the Adviser will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreement described above. The New Advisory Agreement will continue in effect for two years from its effective date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The New Advisory Agreement will provide that it may be terminated with respect to a Fund by either party, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other.

     The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth in the New Advisory Agreement, and shall bear the expense thereof. The Adviser shall compensate all Trustees, officers and employees of the Trust who are also shareholders or employees of the Adviser. The Advisor will pay all expenses incurred in connection with the sale or distribution of the Funds' shares to the extent such expenses are not assumed by the appropriate Fund under the Trust's Rule 12b-1 Plan.

     The Funds will be responsible for the payment of all operating expenses of the Trust, including fees and expenses incurred by the Trust in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the Funds, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Funds, the fees and expenses of Trustees of the Trust who are not interested persons of the Trust, the cost of preparing, printing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust's obligations.

     Although the Adviser is not required to do so, the Adviser has agreed to enter into the same letter agreement with the Trust as the Existing Kobrick Adviser has with respect to the administration of advisory fees and other expenses incurred for the account of each of the Funds. The Adviser will agree that, through at least December 31, 1999, all investment advisory fees will be an obligation of a Fund only to the extent that such investment advisory fee, together with other expenses of the Fund, would total not in excess of 1.75% in the case of the Kobrick Capital Fund and the Kobrick Emerging Growth Fund and 1.40% in the case of the Kobrick Growth Fund of the average net asset value of the Fund for the period as to which the fee is imposed, on an annualized basis.

     The New Advisory Agreement will provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the New Advisory Agreement or breach of its duty or of its obligations thereunder.

The Proposed Transaction
------------------------

     New Kobrick Adviser, a Delaware limited liability company of which Nvest Companies, L.P. ("Nvest") is the sole member, is buying substantially all of the assets and certain liabilities of Existing Kobrick Adviser. In respect of this purchase, New Kobrick Adviser and Nvest will make certain payments to Existing Kobrick Adviser which will be in substantial part contingent on the future performance of New Kobrick Adviser. For this reason it is not possible to quantify the total payments to be made by New Kobrick Adviser and/or Nvest to Existing Kobrick Adviser. Nvest has also agreed to provide certain working capital to New Kobrick Adviser.

     Existing Kobrick Adviser is owned by FAH Company, Inc. ("FAH"), a wholly owned subsidiary of Cendant Corporation ("Cendant"), and Frederick R. Kobrick, a Trustee of the Trust and the President of Existing Kobrick Adviser. Frederick R. Kobrick may have an interest in the payments made by New Kobrick Adviser and Nvest to Existing Kobrick Adviser, depending upon the total amount of the payments.

     FAH currently holds all of the Series A Preferred membership units of Existing Kobrick Adviser as well as a warrant to acquire a controlling interest in the Class B Common membership units. FAH has agreed to transfer all of its Series A Preferred membership units and the warrant for a promissory note which shall be repaid based on amounts payable to Existing Kobrick Adviser by New Kobrick Adviser and Nvest. The payment of certain of such amounts will depend on the profitability of New Kobrick Adviser.

     Frederick R. Kobrick will enter into a six and one-half year employment agreement with New Kobrick Adviser, which provides for ongoing salary and benefits to Frederick R. Kobrick as well as for certain undertakings by Frederick R. Kobrick to refrain from certain competition with New Kobrick Adviser and to refrain from soliciting certain clients and employees.

Legal Requirements Under the Investment Company Act
---------------------------------------------------

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings related thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Proposed Transaction. Existing Kobrick Adviser and Nvest have agreed not to take or recommend any action that would cause the imposition of an unfair burden on any Fund.

     The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (within the meaning of the Investment Company Act) of the investment adviser or predecessor investment adviser. Existing Kobrick Adviser and Nvest have agreed to use all reasonable efforts to meet the second condition.

     There are a number of conditions precedent to the closing of the Proposed Transaction. Such conditions include, among other things, that all regulatory approvals will have been duly and properly obtained, and that consents required, including shareholder approval, as contemplated hereunder, will have been obtained from the Funds as required by applicable law. At the present time it is anticipated that the closing of the Proposed Transaction will occur on or about June 30, 1999. If the conditions for the Proposed Transaction are not met and the Proposed Transaction is not completed, the Existing Advisory Agreement will remain in effect.

     During the fiscal year ended September 30, 1998, Existing Kobrick Adviser earned advisory fees under the Existing Advisory Agreement in the following amounts: Kobrick Growth

Fund, which commenced operations September 1, 1998, $856; Kobrick Capital Fund, which commenced operations December 31, 1997, $250,782; and Kobrick Emerging Growth Fund, which commenced operations December 31, 1997, $239,480. However, Existing Kobrick Adviser voluntarily waived fees and/or reimbursed expenses to each Fund in the amount of $25,606, $137,005 and $137,945, respectively, for that fiscal year.

Information on the Adviser and Nvest
------------------------------------

     Existing Kobrick Adviser, a Delaware limited liability company with offices at 101 Federal Street, Boston, Massachusetts 02110, is owned as follows:
Frederick R. Kobrick owns all of the Class B Common membership units and FAH owns all of the nonvoting Class A Preferred membership units and a warrant to acquire a controlling interest in the Class B Common membership units. Existing Kobrick Adviser is registered under the Investment Advisers Act of 1940 (the "Advisers Act"). New Kobrick Adviser, a Delaware limited liability company, will, as of the closing date of the Proposed Transaction, be registered under the Advisers Act, have the same address as and employ the same key personnel as Existing Kobrick Adviser did immediately prior to the closing. The New Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the non-interested Trustees, at a meeting held for such purpose on June 1, 1999, and is now being submitted for approval by the shareholders of each Fund. At such meeting the Board of Trustees of the Trust recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for approval.

The Adviser's principal executive officers will be as shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.

Name and Position to be held with New   Principal Occupation
-------------------------------------   --------------------
Kobrick Adviser
---------------

Frederick R. Kobrick                    President, CEO and portfolio
President, CEO and Portfolio Manager    manager at Existing Kobrick Funds since
                                        1997.

Richard A. Goldman                      Chief Operating Officer of
Chief Operating Officer                 Existing Kobrick Funds since 1997.

     After the acquisition, New Kobrick Adviser will be a limited liability company owned by Nvest. Nvest is a limited partnership whose managing general partner, Nvest Corporation, is owned by a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife also owns approximately 48% of the partnership interests in Nvest. Nvest has 17 affiliates and divisions with $133 billion in assets under management, as of March 31, 1999, including approximately $35 billion of mutual fund assets. These affiliates and divisions offer a wide array of investment styles and products to institutional and individual clients. They are: AEW Capital Management; Back Bay Advisors; Capital Growth Management; Graystone

______________________

/1/ Non-interested trustees are those trustees who are not parties to the New Advisory Agreement, or interested persons of such parties (such as an officer or employee of the Fund or Adviser).

Partners; Harris Associates; Jurika & Voyles; Loomis, Sayles & Co.; New England Funds; Nvest Advisor Services; Nvest Associates; Nvest Retirement Services; Nvest Services Company; Reich & Tang Capital Management; Reich & Tang Funds; Snyder Capital Management; Vaughan, Nelson, Scarborough & McCullough; and Westpeak Investment Advisors.

Trustees' Consideration
-----------------------

     The Board of Trustees of the Trust believes that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Trust, each Fund and the shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by the shareholders of each Fund of the New Advisory Agreement between the Adviser and each Fund. In making this recommendation, the Trustees carefully evaluated the experience of the Adviser's key personnel in portfolio management, the high quality of services the Adviser is expected to provide to the Funds, and the fair and reasonable compensation proposed to be paid to the Adviser, and have given careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the favorable performance of the Funds since commencement of operations; (3) the continuation of the agreement with the Funds concerning a cap on fees through at least December 31, 1999, (4) Nvest's agreement to provide certain working capital to the Adviser; (5) the research-intensive nature and quality of the services expected to be rendered to the Funds by the Adviser; (6) the above findings were based, in part, on the particular investment objective and policies of each Fund; (7) the compensation to be payable to the Adviser by each Fund under the proposed New Advisory Agreement will be at the same rate as the compensation now payable by such Fund to the Existing Kobrick Adviser under the Existing Advisory Agreement; (8) the terms of the Existing Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates; (9) the favorable history, reputation, qualification and background of the Adviser and Nvest, as well as the qualifications of their personnel and their respective financial conditions;
(10) the commitment of Existing Kobrick Adviser to pay or reimburse each Fund for the expenses incurred in connection with the Proposed Transaction; (11) the benefits expected to be realized as a result of the Adviser's affiliation with Nvest, including the resources of Nvest that would be available to the Adviser, such as other distribution channels for the sale of the Funds' shares; and (12) other factors deemed relevant.

     New Kobrick Adviser has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Transaction. Accordingly, the Board of Trustees believes that each Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those it currently receives under the Existing Advisory Agreement, at the same fee levels.

Recommendation and Required Vote
--------------------------------

     At the Meeting, shareholders of each Fund will vote separately on the proposed New Advisory Agreement. The Board of Trustees of the Trust recommends that the shareholders of each Fund approve the New Advisory Agreement. The affirmative vote of the holders of a majority of the net asset value of the outstanding shares of each Fund is required to approve the New Advisory Agreement with respect to such Fund. "Majority" for this purpose under the Investment Company Act means the lesser of
(i) 67% of the net asset value of the shares represented at the meeting if more than 50% of such net asset value of the outstanding shares is represented, or
(ii) shares representing more than 50% of such net asset value. Abstentions will count as votes present at the Meeting. Broker non-votes, however, will not count as votes present.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT.

                                 *  *  *  *  *

                                PROPOSAL NO. 2:
                                ---------------
                         RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act) of the firm of PricewaterhouseCoopers LLP as the independent public accountants for the Trust for the fiscal year ended September 30, 1999. In addition to normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Trust. PricewaterhouseCoopers LLP has served as the Trust's independent public accountants since July, 1998. PricewaterhouseCoopers LLP has advised the Trust that it has no material direct or indirect financial interest in the Trust or its affiliates. The Trust's Audit Committee recommended that PricewaterhouseCoopers LLP be selected as the Trust's independent accountants for the current fiscal year. The employment of the accountants is conditioned upon the right of the Trust to terminate such employment by a vote of shareholders of the Trust forthwith without any penalty. No representative of the firm of PricewaterhouseCoopers LLP is expected to attend the Meeting. A plurality of the votes cast at the Meeting, provided a quorum is present, is needed to ratify the selection of the independent accountants.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION
                        OF PRICEWATERHOUSECOOPERS, LLP.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting
----------------------------------------

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals
---------------------

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders
-----------------------

     The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to Kobrick Investment Trust, P.O. Box 9139, Boston, Massachusetts 02266-9139, (888) 523-8631 (toll free).

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                         Frederick R. Kobrick

                                         President


Boston, Massachusetts
June __, 1999


EXHIBIT LIST

Exhibit A     Form of new Investment Advisory Agreement

                                     PROXY

                              KOBRICK GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 29, 1999

                            SOLICITED ON BEHALF OF
                           THE BOARD OF TRUSTEES OF
                           KOBRICK INVESTMENT TRUST

     The undersigned hereby appoints Frederick R. Kobrick and Richard A. Goldman, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Kobrick Growth Fund (the "Fund"), a separate series of Kobrick Investment Trust (the "Trust"), to be held on June 29, 1999 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Counsel to the Trust, One Financial Center, 41st Floor, Boston, Massachusetts 02111, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on June 1, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JUNE 1, 1999. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of the new Investment Advisory Agreement between the Adviser and the
   Fund:
   (Shareholders of each Fund voting separately)

               FOR [_]    AGAINST [_]    ABSTAIN [_]

2. Ratification of selection of independent accountants:
   (Shareholders of all Funds voting together)

               FOR [_]    AGAINST [_]    ABSTAIN [_]

Dated: June ___, 1999
                                    ___________________________________
                                    Signature

                                    ___________________________________
                                    Entity and Title (if applicable)

                                    ___________________________________
                                    Signature (if held jointly)

                                    ___________________________________
                                    Entity and Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                     PROXY

                             KOBRICK CAPITAL FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 29, 1999

                            SOLICITED ON BEHALF OF
                           THE BOARD OF TRUSTEES OF
                           KOBRICK INVESTMENT TRUST

     The undersigned hereby appoints Frederick R. Kobrick and Richard A. Goldman, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Kobrick Capital Fund (the "Fund"), a separate series of Kobrick Investment Trust (the "Trust"), to be held on June 29, 1999 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Counsel to the Trust, One Financial Center, 41st Floor, Boston, Massachusetts 02111, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on June 1, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JUNE 1, 1999. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of the new Investment Advisory Agreement between the Adviser and the
   Fund:
   (Shareholders of each Fund voting separately)

               FOR [_]    AGAINST [_]    ABSTAIN [_]

2. Ratification of selection of independent accountants:
   (Shareholders of all Funds voting together)

               FOR [_]    AGAINST [_]    ABSTAIN [_]

Dated: June ___, 1999
                                    ___________________________________
                                    Signature

                                    ___________________________________
                                    Entity and Title (if applicable)

                                    ___________________________________
                                    Signature (if held jointly)

                                    ___________________________________
                                    Entity and Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                     PROXY

                         KOBRICK EMERGING GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 29, 1999

                            SOLICITED ON BEHALF OF
                           THE BOARD OF TRUSTEES OF
                           KOBRICK INVESTMENT TRUST

     The undersigned hereby appoints Frederick R. Kobrick and Richard A. Goldman, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Kobrick Emerging Growth Fund (the "Fund"), a separate series of Kobrick Investment Trust (the "Trust"), to be held on June 29, 1999 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Counsel to the Trust, One Financial Center, 41st Floor, Boston, Massachusetts 02111, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on June 1, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JUNE 1, 1999. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of the new Investment Advisory Agreement between the Adviser and the
   Fund:
   (Shareholders of each Fund voting separately)

               FOR [_]    AGAINST [_]    ABSTAIN [_]

2. Ratification of selection of independent accountants:
   (Shareholders of all Funds voting together)

               FOR [_]    AGAINST [_]    ABSTAIN [_]

Dated: June ___, 1999
                                    ___________________________________
                                    Signature

                                    ___________________________________
                                    Entity and Title (if applicable)

                                    ___________________________________
                                    Signature (if held jointly)

                                    ___________________________________
                                    Entity and Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                                                       Exhibit A
                                                                       ---------

                           Kobrick Investment Trust
                              101 Federal Street
                          Boston, Massachusetts 02110

                                                      June 30, 1999

Kobrick Funds LLC
101 Federal Street
Boston, Massachusetts 02110

     Re:  Advisory Agreement

Ladies and Gentlemen:

     Kobrick Investment Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into three separate series, the Kobrick Growth Fund, the Kobrick Capital Fund and the Kobrick Emerging Growth Fund (the "Funds"). Each such share of a Fund represents an undivided interest in the assets, subject to the liabilities, allocated to that Fund. Each Fund has a separate investment objective and separate investment policies.

     1. Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Kobrick Funds, LLC ("Adviser") as discretionary portfolio manager, on the terms and conditions set forth herein, of the Funds.

     2. Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Funds in accordance with the provisions of this Agreement.

     3. Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Funds, to purchase and sell securities of the Funds, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Funds, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and restrictions of the Trust applicable to the Funds furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Funds, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Funds.

     4. Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Funds as contained in the Trust's registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by State Street Bank and Trust Company or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Funds, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Boston Financial Data Services, Inc., or any other designated agent of the Trust, all investment orders for the Funds placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

     6. Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

     In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

     For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust's Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

     7. Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

     8. Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Funds as Adviser may reasonably request.

     9. Fees for Services. For all of the services to be rendered and payments made as provided in this Agreement, the Kobrick Growth Fund, the Kobrick Capital Fund and Kobrick Emerging Growth Fund will each pay the Adviser a monthly advisory fee computed daily at the annual rate of 1.00% of the average of the values of the net assets of the Fund as determined at the close of each business day during the month.

     10. Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also shareholders or employees of Adviser. Adviser will pay all expenses incurred in connection with the sale or distribution of the Funds' shares to the extent such expenses are not assumed by the appropriate fund under the Trustees' Distribution Expense Plan.

     The Funds will be responsible for the payment of all operating expenses of the Trust, including fees and expenses incurred by the Trust in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the Funds, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Funds, the fees and expenses of Trustees of the Trust who are not interested persons of the Trust, the cost of preparing, printing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust's obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the organization, registration of shares and operations of the Funds will be borne by the Funds.

     11. Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Funds, provided that Adviser acts in good faith, and provided further, that it is Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Funds over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Funds and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Funds may have an interest from time to time, whether in transactions which involve the Funds or otherwise. Adviser shall have no obligation to acquire for the Funds a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     12. Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Funds and/or the Adviser.

     13. Limitation of Liability. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 13 shall be construed in a manner inconsistent with Sections 17(h) and
(i) of the Act.

     14. Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the actions of Adviser and the Trust in respect thereof.

     15. Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in

Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

     16. Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

     A. Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Funds as contemplated hereby.

     B. The Trust will deliver to Adviser true and complete copies of its then current prospectuses and statements of additional information as effective from time to time and such other documents or instruments governing the investments of the Funds and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

     C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

     17. Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

     A. Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

     B. Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

     C. Adviser will complete such reports concerning purchases or sales of securities on behalf of the Funds as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

     D. Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

     E. Adviser will, promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, furnish a copy of such amendment to the Trust.

     F. Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Funds.

     G. Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

     18. Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Funds in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     19. Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of two (2) years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     20. Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

     21. Limitation of Liability. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

     22. Use of Names. The names "Kobrick" and "Kobrick Funds" are the property right of the Adviser. The Adviser and Frederick R. Kobrick may use the names "Kobrick" and "Kobrick Funds" in other connections and for other purposes, including without limitation in the name of other investment companies, corporations or business that it may manage, advise, sponsor or own, or in which it may have a financial interest. The Trust will discontinue any use of the names "Kobrick" and "Kobrick Funds" if the Adviser ceases to be employed as the Trust's portfolio manager.

     23. Definitions. As used in paragraphs 15 and 19 of this Agreement, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     24. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of The Commonwealth of Massachusetts.

                              KOBRICK INVESTMENT TRUST

                              By: __________________________
                                    Title: President

                              Date: June 30, 1999


ACCEPTANCE

The foregoing Agreement is hereby accepted.


KOBRICK FUNDS LLC

By: __________________________
     Title: President

Date: June 30, 1999

                                  SCHEDULE A

                    RECORDS TO BE MAINTAINED BY THE ADVISER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Funds for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Trust.

2.   (Rule 31a-1(b)(9))  A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)    The sale of shares of the Trust by brokers or dealers.

          (ii)   The supplying of services or benefits by brokers or dealers to:

                 (a)  The Trust;

                 (b)  The Adviser; and,

                 (c) Any person affiliated with the foregoing persons.

          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Funds.

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     * Such information might include:  the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.

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